UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 12, 2019

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	NASDAQ Capital Market

ITEM 8.01 OTHER EVENTS.

As previously reported in reports filed under the Securities Exchange Act of 1934, as amended, by Repro Med Systems, Inc. d/b/a KORU Medical Systems (the “Company’), in connection with dismissal of the case involving alleged infringement by the Company of EMED Technologies Corporation’s (“EMED”) U.S. Patent 9,808,576 (“SDNY ‘576 matter”), the Company had submitted a Bill of Costs for approximately $1,500 and moved the United States District Court for the Southern District of New York to declare the case exceptional and for recovery of its attorney fees and expenses of at least $1.16 million.

The Company is filing this Current Report on Form 8-K to report that, on November 12, 2019, a United States District Court Magistrate Judge for the Southern District of New York issued a Report and Recommendation that the Company’s motion to declare the patent infringement case exceptional and recoup attorneys’ fees and expenses from EMED should be granted in the amount of $1,012,527.67.

The Report and Recommendation of the Magistrate Judge is not a final decision and will be reviewed, along with any potential objections raised by EMED, by the District Judge for the United States District Court for the Southern District of New York. The Company believes that the District Judge will confirm the Report and Recommendation of the Magistrate Judge, although there can be no assurances as to the outcome or timing.

Forward-Looking Statements

The statements contained herein include prospects, statements of future expectations and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current views and assumptions and involve known and unknown risks and uncertainties, identified by words such as “believes”. Actual results, performance or events may differ materially from those expressed or implied in such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include actual outcome of judicial review and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC and the Company’s website. The Company undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: November 14, 2019	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer